SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2000

                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-10615                    13-3306985
   --------                         -------                    ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                    File No.)               Identification No.)
incorporation)

    765 Old Saw Mill River Road, Tarrytown, New York              10591
    ------------------------------------------------              -----
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (914) 347-2220

Item 5.  Other Events.
         -------------

         On March 2, 2000, Emisphere Technologies, Inc. (the "Company") announced that Novartis Pharma AG ("Novartis") will extend its collaboration with Emisphere for the oral delivery of a second Novartis compound. The two companies will collaborate to select a second drug compound from several potential drug candidates.

         Attached as Exhibit 99.1 and incorporated herein by reference is the Company's press release, dated March 2, 2000.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(c)      Exhibits:

         Exhibit number                  Description of Exhibit
         --------------                  ----------------------
              99.1                       Press release dated March 2, 2000

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2000

                                   EMISPHERE TECHNOLOGIES, INC.


                                   /s/ Charles H. Abdalian
                                   -----------------------
                                   Name:  Chalres H. Abdalian, Jr.
                                   Title: Vice President, Chief Finaicial
                                          Officer and Secretary

                                  EXHIBIT INDEX


Exhibit number             Description of Exhibit
--------------             ----------------------
     99.1                  Press Release dated March 2, 2000